UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23696

Popular Income Plus Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodriguez Boissen, Esq.

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 – June 30, 2022

Item 1. Report of Shareholders.

(a)

POPULAR
Income Plus Fund, Inc.

JUNE 30, 2022
ANNUAL

TABLE OF CONTENTS

Portfolio Update	1
Disclosure of Fund Expenses	8
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	34
Other Information	35
Management of the Fund	36
Statement Regarding Basis for Approval of Investment Advisory Contract	39
Statement Regarding Liquidity Risk Management Program	42

Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular Income Plus Fund, Inc. (hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the twelve-month period ending on June 30, 2022.

During the reporting period, job gains in the United States were robust, and the unemployment rate declined from 5.9% as of June 30, 2021, to 3.6% as of June 30, 2022. Nevertheless, supply bottlenecks related to the pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, increased from 4.0% as of June 30, 2021, to 6.8% as of June 30, 2022, reaching its highest level in four decades. Furthermore, in February 2022, geopolitical tensions intensified as Russia invaded Ukraine. Consequently, volatility increased, and U.S. equities fell as investors’ risk aversion increased, while energy prices rose significantly, reinforcing fears of higher inflation. In addition, COVID-related lockdowns in China aggravated supply chain disruptions.

In view of inflation risks, the Federal Reserve Open Market Committee (the “FOMC”) moved from an accommodative stance to a restrictive stance. At its November 2021 meeting, the Committee announced that it would begin reducing asset purchases. Then, as inflationary pressures broadened, the FOMC decided to raise the target range for the federal funds rate by 150 basis points, from 0.00%-0.25% to 1.50%-1.75%, during the three FOMC meetings held between March 2022 and June 2022, while stating it expected further increases. Additionally, in its May 2022 meeting, the FOMC announced it had decided to begin reducing its holdings of U.S. Treasury securities and agency debt and agency mortgage-backed securities starting on June 1, 2022.

In anticipation of tighter monetary policy from the Federal Reserve, during the twelve-month reporting period, the U.S. Treasury curve flattened, the 2-year U.S. Treasury yield increased by 271 basis points, from 0.25% to 2.96% and the 30-year U.S. Treasury yield increased 110 basis points, from 2.09% to 3.19%. In general, corporate, mortgage-backed securities, and high yield bonds underperformed U.S. Treasuries.

As of the date hereof, overall, recent indicators of spending and production have softened. However, the U.S. unemployment rate remains low, and inflation remains elevated. Moreover, the long-term implications of the war in Ukraine on the U.S. economy remain uncertain, but in the short-term, the conflict has weighted on global economic activity and generated additional upward pressure on inflation due to rising commodity prices and supply chain disruptions that resulted from the invasion. At its July 2022 meeting, the FOMC increased the federal funds rate again by 75 basis points to a target range of 2.25%-2.50% and expects that ongoing increases in the target range will be appropriate as long as inflation remains above the FOMC’s objective. As of July 31, 2022, the pricing in the Fed funds futures market reflected approximately four 0.25% rate hikes, or 100 basis points, over the rest of the calendar year 2022.

Annual Report | June 30, 2022	1

Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

With high levels of inflation, a monetary policy tightening cycle, slower growth, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain and current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC, as the Fund’s investment adviser, remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Juan O. Guerrero

Chairman of the Board

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Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) (the “Consumer Protection Act”), was signed into law and, among other things, amended the 1940 Act. The Consumer Protection Act repealed the exemption from registration contained in Section 6(a)(1) of the 1940 Act for investment companies organized under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession as of May 24, 2021. The Fund registered under the 1940 Act prior to the deadline imposed by the Consumer Protection Act. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The offerings of securities of the Fund are currently suspended, pending their registration under the U.S. Securities Act of 1933, as amended. The Fund’s management expects the Fund’s securities to be registered and the Fund to become effective at some time during the second half of 2022.

HOW DID THE FUND PERFORM IN THE PAST 12 MONTHS?*

The following table shows the Fund’s performance, excluding sales charges, for the 12-month period from July 1, 2021, to June 30, 2022:

Figure 1. Performance as of 6/30/2022

1-Year Total Return
Popular Income Plus Fund, Class A Shares	-10.51%
Popular Income Plus Fund, Class C Shares	-10.56%
Bloomberg U.S. Aggregate Bond Index	-10.29%

Performance for the recent period reflects extraordinary expenses associated with the Fund’s registration under the 1940 Act. Based on the Fund’s Annual Report as of June 30, 2022, annual extraordinary expenses are estimated at 0.27% of net assets.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment grade debt issues. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

Annual Report | June 30, 2022	3

Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

The following table provides summary data on the Fund’s dividends and net asset value (“NAV”) as of fiscal year-end:

Figure 2. Dividend Information as of 6/30/2022

Dividend Yield
Popular Income Plus Fund, Class A Shares Based on initial NAV of $10.00	1.20%
Popular Income Fund, Class A Shares Based on 6/30/2022 NAV of $3.46	3.47%
Popular Income Plus Fund, Class C Shares Based on initial NAV of $10.00	1.15%
Popular Income Fund, Class C Shares Based on 6/30/2022 NAV of $3.48	3.30%

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

Popular Asset Management LLC, as the Fund’s investment advisor (“PAM” or the “Investment Adviser”) strives to select investment assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Investment Adviser also could use hedging transactions and strategies in an effort to manage the Fund’s interest rate risk, which stems from its investment in fixed-income securities and the short-term re-pricing of its financing program. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Figure 3 below shows the breakdown of the investment portfolio as of June 30, 2022. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

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Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

Figure 3. Asset Allocation as of June 30, 2022

As of June 30, 2022, mortgage-backed securities guaranteed by U.S. Government Agencies, collateralized with mortgage pools situated in Puerto Rico, represented 64.1% of the Fund’s total investment portfolio. Furthermore, the Fund also held U.S. Corporate Bonds and U.S. Government Agency debentures which represented 13.1% and 3.2% of the total investment portfolio, respectively.

In addition, 19.6% of the Fund’s investment portfolio as of June 30, 2022, consisted of different Puerto Rico municipal bonds. Restructured Puerto Rico Sales Tax Financing Corp Sales Tax (“COFINA”) revenue bonds represented the largest portion of Puerto Rico municipal bonds with an 8.9% weighing of the total investment portfolio, while restructured Commonwealth of Puerto Rico general obligation (“GO”) bonds represented 7.3%. Furthermore, during the reporting period, the Right Amended Title III Joint Plan of Adjustment for the Commonwealth of Adjustment (the “Plan of Adjust”), under the Title III process of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”), was approved by the U.S. Federal District Court on January 18, 2022 and became effective March 15, 2022. Pursuant to the Plan of Adjustment, the Fund, as a holder of default P.R. GO Bonds, received a combination of cash, new general obligation bonds and new securities designated as “contingent value instruments” that become payable based on the outperformance of actual sales tax revenues over projected sales tax revenues.

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Annual Report | June 30, 2022	5

Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

Figure 4. Geographic Allocation as of 6/30/2022

% of Total Portfolio
Puerto Rico	83.7%
United States	16.3%
Total	100.0%

Figure 5. Key Portfolio Positions as of 6/30/2022

% of Total Portfolio
U.S. Agency Mortgage-Backed Securities (Puerto Rico collateral)	64.1%
Puerto Rico COFINA bonds	8.9%
Other Puerto Rico Municipal Bonds	10.8%
U.S. Government Agency Bonds	3.2%
U.S Corporate Bonds	13.1%
Other	< 0.1%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating as of June 30, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody's Investors Service (“Moody's”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Figure 6. Credit Quality Allocation as of 6/30/2022

% of Total Portfolio
AAA	67.3%
AA	2.0%
A	7.0%
BBB	7.6%
Not Rated	16.2%
Total	100.0%

The Not-Rated category consists of: (i) 8.9% by the restructured COFINA bonds issued in 2019 and (ii) 7.3% by the restructured Puerto Rico G.O. bonds. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2022, the COFINA Board had not applied for a rating. The restructured P.R. GO bonds were also issued without a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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Popular Income Plus Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Fund is permitted to use leverage in an amount not to exceed 33⅓% of the Fund’s total assets. The Fund obtains leverage by borrowing and using its investment portfolio, as well as securities otherwise obtained, as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk for the Fund’s shareholders. In addition, leverage may have a negative impact on the Fund’s net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

As of June 30, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$14.1 million
Leverage Ratio	28.5%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Annual Report | June 30, 2022	7

Popular Income Plus Fund, Inc.	Disclosure of Fund Expenses

June 30, 2022 (Unaudited)

Examples. As a shareholder of the Popular Income Plus Fund, Inc., (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2021 and held through June 30, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period July 1, 2021 - June 30, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expense Ratio	Expenses Paid During Period
Popular Income Plus Fund, Inc.
Class A
Actual	$1,000.00	$888.20	2.48%	$11.61
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	2.48%	$12.37
Class C
Actual	$1,000.00	$892.70	2.05%	$9.62
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	2.05%	$10.24

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (4.82%)
$1,665,000	Puerto Rico Highway & Transportation Authority - Revenue Bonds(a)(b)(c)	5.250%	07/01/33	$1,687,737
Total Puerto Rico Agencies				$1,687,737
(Cost $1,716,823)

Puerto Rico Government General Obligations (10.21%)
1,307,199	Commonwealth of Puerto Rico - Notes (Series 2022 A-1)(d)	0.000%	11/01/43	650,332
134,413	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(d)	0.000%	07/01/24	123,016
336,273	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(d)	0.000%	07/01/33	188,879
261,303	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/33	239,414
234,877	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/35	210,347
201,586	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/37	178,350
274,081	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/41	237,081
285,039	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	4.000%	07/01/46	239,146
291,838	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.250%	07/01/23	297,126
291,019	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.375%	07/01/25	302,160
288,383	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/27	306,772
283,706	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/29	304,632

See Notes to Financial Statements.

Annual Report | June 30, 2022	9

Popular Income Plus Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government General Obligations (continued)
$275,559	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.750%	07/01/31	$300,928
Total Puerto Rico Government General Obligations				3,578,183
(Cost $3,708,105)

Puerto Rico Government Instrumentalities Tax Exempt Notes (12.37%)
69,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/24	64,153
138,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/27	114,222
134,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/29	100,984
172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/31	116,479
194,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/33	116,670
1,850,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/46	497,540
1,508,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(c)(d)(e)	0.000%	07/01/51	299,866
732,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(c)(e)	4.329%	07/01/40	687,399
142,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(c)(e)	4.500%	07/01/34	142,609

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$22,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(c)(e)	4.536%	07/01/53	$20,531
72,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(c)(e)	4.550%	07/01/40	69,354
528,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(c)(e)	4.750%	07/01/53	507,310
294,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(c)(e)	4.784%	07/01/58	280,820
1,338,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(c)(e)	5.000%	07/01/58	1,315,227
Total Puerto Rico Government Instrumentalities Tax Exempt Notes				4,333,164
(Cost $4,427,093)

Puerto Rico GNMA Bonds (44.53%)(f)
$193,977	GNMA Pool 670407	5.000%	03/15/38	$195,423
649,341	GNMA Pool 609094	5.000%	06/15/38	670,357
797,969	GNMA Pool 609096	5.000%	06/15/38	826,465
1,224,877	GNMA Pool 702983	5.000%	02/15/39	1,298,374
2,807,992	GNMA Pool 711437(g)	5.000%	07/15/39	2,976,364
4,121,271	GNMA Pool 711455(g)	5.000%	09/15/39	4,368,463
2,913,296	GNMA Pool 711498(g)	5.000%	03/15/40	3,088,103
500,727	GNMA Pool 723741	5.000%	04/15/40	526,410
223,344	GNMA Pool 572047	5.500%	06/15/33	228,914
1,112,721	GNMA Pool 694133	5.500%	09/15/38	1,217,417
197,698	GNMA Pool 528139	6.000%	11/15/32	203,517
Total Puerto Rico GNMA Bonds				15,599,807
(Cost $14,744,184)

Puerto Rico Fannie Mae Bonds (36.85%)(h)
1,300,099	FNMA Pool 695403	5.000%	06/01/33	1,366,656
1,857,993	FNMA Pool 758527(g)	5.000%	03/01/34	1,916,915
2,432,254	FNMA Pool 849999(g)	5.000%	01/01/36	2,559,053
1,089,037	FNMA Pool 993991	5.000%	07/01/39	1,146,531

See Notes to Financial Statements.

Annual Report | June 30, 2022	11

Popular Income Plus Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (36.85%)(h) (continued)
$2,225,193	FNMA Pool 994004	5.000%	08/01/39	$2,342,670
342,513	FNMA Pool 932695	5.000%	03/01/40	350,878
316,512	FNMA Pool AC0850	5.000%	03/01/40	326,666
504,216	FNMA Pool 909106	5.500%	10/01/37	541,676
395,921	FNMA Pool 953110	5.500%	06/01/38	416,158
395,149	FNMA Pool 909239	5.500%	10/01/38	417,255
201,368	FNMA Pool 909107	6.000%	10/01/37	212,210
937,469	FNMA Pool 909109	6.000%	10/01/37	1,027,601
268,363	FNMA Pool 953093	6.000%	12/01/37	283,448
Total Puerto Rico Fannie Mae Bonds				12,907,717
(Cost $12,266,086)

Puerto Rico Freddie Mac Bonds (8.15%)(i)
449,632	FGLMC Pool B70769	5.000%	02/01/39	460,680
1,627,103	FGLMC Pool G05744	5.500%	01/01/36	1,747,436
603,570	FGLMC Pool A55971	5.500%	11/01/36	646,425
Total Puerto Rico Freddie Mac Bonds				2,854,541
(Cost $2,680,305)

Corporate Bonds (18.26%)
1,000,000	Bank of America Corp.(b)(j)	3.824%	01/20/28	958,881
500,000	Citigroup, Inc.(b)(j)	3.887%	01/10/28	480,727
500,000	Bristol-Myers Squibb Co.(b)	3.900%	02/20/28	500,612
500,000	Goldman Sachs Group, Inc.(b)(j)	4.223%	05/01/29	480,596
1,000,000	JPMorgan Chase & Co.	4.250%	10/01/27	990,629
1,000,000	Morgan Stanley	4.350%	09/08/26	989,665
1,000,000	Lloyds Banking Group PLC	4.375%	03/22/28	971,656
1,000,000	Constellation Energy Generation LLC	6.250%	10/01/39	1,022,315
Total Corporate Bonds				6,395,081
(Cost $6,543,827)

US Government Sponsored Entities (4.54%)
1,000,000	Federal Farm Credit Banks Funding Corp.(g)	3.950%	08/06/37	1,024,294
515,000	Federal Farm Credit Banks Funding Corp.	5.000%	09/22/38	565,927
Total US Government Sponsored Entities				1,590,221
(Cost $1,730,843)

Total Investments (139.73%)
(Cost $47,817,266)				$48,946,451

Liabilities in Excess of Other Assets (-39.73%)				(13,918,254)
NET ASSETS (100.00%)				$35,028,197

See Notes to Financial Statements.

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Popular Income Plus Fund, Inc.	Schedule of Investments

June 30, 2022

(a)	Insured by National Public Finance Guarantee Corporation.

(b)	Security may be called before its maturity date.

(c)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These Bonds are not an obligation of the Commonwealth of Puerto Rico.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").

(f)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

(h)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(i)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(j)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	1.37%	06/06/2022	07/07/2022	$(4,566,000)
South Street	1.85%	06/16/2022	07/14/2022	(4,854,000)
South Street	1.90%	06/30/2022	07/01/2022	(4,690,000)
				$(14,110,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

Annual Report | June 30, 2022	13

Popular Income Plus Fund, Inc.	Statement of Assets and Liabilities

June 30, 2022

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $14,198,962)	$14,858,973
Investments in securities, at fair value (cost $33,618,304)	34,087,478
$48,946,451
Cash and cash equivalents	79,415
Interest receivable	421,108
Prepaid and other assets	700
Total Assets	49,447,674

LIABILITIES:
Payable for reverse repurchase agreements (Cost $14,110,000)	14,110,000
Interest payable on reverse repurchase agreements	8,333
Payable for distributions to shareholders	98,878
Payable for shareholder servicing	21,561
Payable to Adviser	16,029
Payable to fund accounting and administration	4,069
Payable for Transfer Agency fees	1,936
Payable to Directors	6,706
Payable for Legal fees	9,773
Payable for Compliance fees	604
Payable for Custodian fees	4,789
Payable for Audit fees	115,404
Other payables	21,395
Total Liabilities	14,419,477
Net Assets	$35,028,197

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 5,000,000,020 shares authorized, 10,094,052 issued and outstanding	$185,100,379
Accumulated deficit	(150,072,182)
Net Assets	$35,028,197

PRICING OF SHARES:
Class A Shares
Net Assets	$17,936,997
Shares outstanding	5,183,237
Net asset value per share	$3.46
Class C Shares
Net Assets	17,091,200
Shares outstanding	4,910,815
Net asset value per share	$3.48

See Notes to Financial Statements.

14	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Statement of Operations

For the year ended June 30, 2022

INVESTMENT INCOME:
Interest	$2,333,082
Total Investment Income	2,333,082

EXPENSES:
Investment Adviser fee	272,226
Distribution Fees:	–
Class A	47,312
Class C	197,012
Accounting and Administration fees	56,162
Compliance expense	7,446
Transfer agent fees	54,493
Interest on reverse repurchase agreements	71,632
Audit expenses	62,834
Legal expenses	115,800
Custodian fees	4,789
Director expenses	19,730
Printing expenses	20,617
Insurance fee	78,008
Other expenses	12,248
Total expenses before waiver	1,020,309
Less fees waived by investment adviser	(1,293)
Total Expenses	1,019,016
Net Investment Income	1,314,066

REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION):
Net realized loss on:
Investments	(437,939)
Net realized loss	(437,939)
Net change in unrealized depreciation on:
Investments	(5,099,206)
Net change in unrealized depreciation	(5,099,206)
Net Realized and Unrealized Loss on Investments	(5,537,145)
Net Decrease in Net Assets Resulting from Operations	$(4,223,079)

See Notes to Financial Statements.

Annual Report | June 30, 2022	15

Popular Income Plus Fund, Inc.	Statements of Changes in Net Assets

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,314,066	$1,297,649
Net realized loss	(437,939)
Net change in unrealized depreciation	(5,099,206)	1,304,271
Net increase/(decrease) in net assets resulting from operations	(4,223,079)	2,601,920

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(649,630)	(717,142)
Class C dividends	(583,787)	(658,362)
Net decrease in net assets from distributions to shareholders	(1,233,417)	(1,375,504)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	37,536	650,745
Reinvestment of dividends	42,558	42,784
Cost of shares redeemed	(2,009,040)	(4,516,504)
Net decrease in net assets from capital share transactions	(1,928,946)	(3,822,975)

CAPITAL SHARE TRANSACTIONS:
Class C Common Shares:
Proceeds from shares issued	–	915,341
Reinvestment of dividends	37,578	47,705
Cost of shares redeemed	(1,598,411)	(2,408,508)
Net decrease in net assets from capital share transactions	(1,560,833)	(1,445,462)

Net Decrease in Net Assets	(8,946,275)	(4,042,021)

NET ASSETS:
Beginning of period	43,974,472	48,016,493
End of period	$35,028,197	$43,974,472

See Notes to Financial Statements.

16	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Statement of Cash Flows

For the year ended June 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(4,223,079)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Proceeds from maturities and paydowns of investment securities	3,447,280
Net cash proceeds from exchange of government obligation bonds	2,681,498
Amortization of premium and accretion of discount on investments, net	12,231
Net realized (gain)/loss on:
Investments	437,939
Net change in unrealized appreciation/depreciation on:
Investments	5,099,206
(Increase)/Decrease in assets:
Interest receivable	(35,985)
Prepaid and other assets	(185)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	225
Payable for interest expense	7,400
Payable to Transfer agency	(13,847)
Payable to Adviser	(6,833)
Payable to fund accounting and administration fees	(2,790)
Payable to Directors and Officers	6,706
Payable for Audit fees	32,236
Payable for Compliance fees	604
Payable for Custodian fees	4,789
Payable for Legal fees	(84,425)
Other payables	(43,387)
Net cash provided by operating activities	$7,319,583

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments for reverse repurchase agreements	$(2,553,000)
Shares redeemed	(3,607,451)
Proceeds from sale of capital shares	37,536
Cash distributions paid to common shareholders - net of distributions reinvested	(1,162,192)
Net cash used in financing activities	$(7,285,107)

Net increase in cash and restricted cash	$34,476
Cash and restricted cash, beginning of period	$44,939
Cash and restricted cash, end of period	$79,415

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$64,232
Reinvestment of distributions	$80,136
Non-cash operating activities not included herein consist of:
Exchanged bonds face value – coupon bonds	$2,687,391
Exchanged bonds face value – zero coupon bonds	$293,826
Exchanged bonds face value - contingent value instrument	$748,371

See Notes to Financial Statements.

Annual Report | June 30, 2022	17

Popular Income Plus Fund, Inc.	Financial Highlights

Class A	For a share outstanding during the period presented

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of period	$3.99	$3.87
Income/(loss) from investment operations:
Net investment income(a)	0.13	0.12
Net realized and unrealized gain/(loss)(a)	(0.54)	0.12
Total loss from investment operations	(0.41)	0.24
Less distributions:
Dividends from net investment income	(0.12)	(0.12)
Total distributions	(0.12)	(0.12)
Net increase (decrease) in net asset value	(0.53)	0.12
Net asset value - end of period	$3.46	$3.99
Total Return(b)(c)	(10.51%)	6.28%
Supplemental Data:
Net assets, end of period (in thousands)	$17,937	$22,677
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	2.33%	2.24%
Ratio of net expenses to average net assets(e)	2.32%	2.16%
Ratio of gross operating expenses to average net assets(g)	2.18%	2.13%
Interest and leverage related expenses to average net assets	0.15%	0.11%
Ratio of net investment income to average net assets(f)	3.30%	3.18%
Portfolio turnover rate	0%	0%

(a)	Based on daily average outstanding common shares of 5,418,724 for the year ended June 30, 2022 and 5,983,775 for year ended June 30, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of 20,755,538 for the year ended June 30, 2022 and 23,586,328 for year ended June 30, 2021.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(f)	The effect of the expenses waived for the year ended June 30, 2022 and June 30, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.01% and 0.08%, respectively.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

18	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Financial Highlights

Class C	For a share outstanding during the period presented

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2022
Net asset value - beginning of period	$4.01	$3.92
Income/(loss) from investment operations:
Net investment income(a)	0.12	0.09
Net realized and unrealized gain/(loss)(a)	(0.54)	0.11
Total loss from investment operations	(0.42)	0.20
Less distributions:
Dividends from net investment income	(0.11)	(0.11)
Total distributions	(0.11)	(0.11)
Net increase (decrease) in net asset value	(0.53)	0.09
Net asset value - end of period	$3.48	$4.01
Total Return(b)(c)	(10.56%)	5.29%
Supplemental Data:
Net assets, end of period (in thousands)	$17,091	$21,298
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	2.75%	3.04%
Ratio of net expenses to average net assets(e)	2.75%	2.96%
Ratio of gross operating expenses to average net assets(g)	2.54%	2.93%
Interest and leverage related expenses to average net assets	0.21%	0.11%
Ratio of net investment income to average net assets(f)	3.23%	2.38%
Portfolio turnover rate	0%	0%

(a)	Based on daily average outstanding common shares of 5,083,614 for the year ended June 30, 2022 and 5,775,817 for year ended June 30, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of 19,511,492 for the year ended June 30, 2022 and 22,966,082 for year ended June 30, 2021.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(f)	The effect of the expenses waived for the year ended June 30, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.08%.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

Annual Report | June 30, 2022	19

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Income Plus Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act. The Fund was incorporated on May 21, 2007 and started operations on June 27, 2007.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies. There can be no assurance that the Fund will achieve its objectives.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering. Once the Shares have been registered under the Securities Act, the Fund will publish a supplement advising its shareholders and interested investors that the Shares are again available for purchase.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2022, cash and cash equivalents consisted of a time deposit open account amounting to $79,415 with J.P. Morgan Chase N.A.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors, with the assistance of the Investment Adviser, Popular Asset Management (refer to Note 3 for details on investment agreements). See Note 2 for further discussions regarding fair value disclosures.

20	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 10).

(d)	Statement of Cash Flows - The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – The Fund offers two classes of Common Stock: Class A shares and Class C shares. Class A and Class C shares are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 4.00% for Class A shares. There is no initial sales charge for Class C shares. Investors in any class of shares may open an account by making an initial investment of at least $3,000 for each account. Subsequent investments of at least $100 may be made for each Class.

Annual Report | June 30, 2022	21

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

Shares of each Class may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption. Investors in Class C shares will pay a contingent deferred sales charge equal to 1.00% on redemptions made within 12 months of purchase.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 –Capital Share Transactions.

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the year ended June 30, 2022, the Fund did not invest in futures contracts.

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Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

(h)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the year ended June 30, 2022, the Fund decreased interest income in the amount of $17 related to realized loss on mortgage- backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 10).

(j)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(k)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Annual Report | June 30, 2022	23

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

24	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a wholly owned subsidiary of Popular, Inc., certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use brokerdealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value is obtained from third-party pricing services which incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Annual Report | June 30, 2022	25

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

Obligations of U.S. Government sponsored entities: The fair value of Obligations of U.S. Government sponsored entities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. Agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico Agencies	$–	$1,687,737	$–	$1,687,737
Puerto Rico Government General Obligations	–	3,578,183	–	3,578,183
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	4,333,164	–	4,333,164
Puerto Rico GNMA Bonds	–	15,599,807	–	15,599,807
Puerto Rico Fannie Mae Bonds	–	12,907,717	–	12,907,717
Puerto Rico Freddie Mac Bonds	–	2,854,541	–	2,854,541
Corporate Bonds	–	6,395,081	–	6,395,081
US Government Sponsored Entities	–	1,590,221	–	1,590,221
Total	$–	$48,946,451	$–	$48,946,451

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the year ended June 30, 2022.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of June 30, 2022 there were no temporary cash investments.

26	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Fund, Popular Asset Management LLC (the "Investment Adviser"), acts as the Investment Adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended June 30, 2022, investment advisory fees amounted to $272,226, of which $16,029 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. Prior to September 27, 2021, Banco Popular provided administrative services to the Fund and prior to November 15, 2021, provided transfer agent services to the Fund. The fees related to this services are calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the year ended June 30, 2022, the administrative fees and transfer agent fees amounted to $56,162 of which $20,070 was paid to an affiliate, and $54,493 of which $34,935 was paid to affiliates, respectively.

JPMorgan Chase has been retained to provide custody services to the Fund. Prior to November 2021, Banco Popular also provided custody services to the Fund. For the year ended June 30, 2022, the custody fees amounted to $4,789.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the year ended June 30, 2022, distribution fees amounted to $244,324.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2022, the compensation expense for the three independent directors of the Fund was $19,730, of which $6,706 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

Annual Report | June 30, 2022	27

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 5,000,000,020 shares of common stock, par value $0.01 per share, consisting of 2,000,000,000 Class A shares, 2,000,000,000 Class C shares, 20 Class Q shares, and 1,000,000,000 shares of preferred stock. Neither Class Q shares nor preferred stock have been issued by the Fund.

Capital share transactions for the year ended June 30, 2022 and the year ended June 30, 2021 were as follows:

Common shares:	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Class A:

Common shares outstanding - beginning of period	5,688,920	6,054,853
Common shares issued	9,431	234,124
Common shares issued as reinvestment of dividends	11,010	12,148
Common shares redeemed	(526,124)	(612,205)
Common shares outstanding - end of period	5,183,237	5,688,920

Class C:

Common shares outstanding - beginning of period	5,313,135	6,271,474
Common shares issued	–	164,512
Common shares issued as reinvestment of dividends	9,702	10,784
Common shares redeemed	(412,022)	(1,133,635)
Common shares outstanding - end of period	4,910,815	5,313,135

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2022 were $0 and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the year ended June 30, 2022 were $3,447,280.

All investment transactions were made with unaffiliated parties.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the year	1.74%
Maximum aggregate balance outstanding at any time during the year	$17,083,000
Average balance outstanding during the year	$16,009,428
Average interest rate during the year	0.45%

28	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

At June 30, 2022, interest rates on reverse repurchase agreements ranged from 1.37% to 1.90% with maturities up to July 14, 2022. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At June 30, 2022, investment securities with fair values amounting to $14,858,973 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $8,333 at June 30, 2022.

At June 30, 2022, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$14,110,000	100%
Total	$14,110,000	100%

NOTE 7. SHORT TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $14,110,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding at June 30, 2022.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2022 the Fund held Corporate Bonds with an aggregate market value of $6,395,081, representing 18.26% of net assets. At June 30, 2022 the Fund had investments with an aggregate market value of $9,599,084, representing 27.40% of net asset, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government. At June 30, 2022, the Fund had the following investments in issuers located in the Commonwealth of Puerto Rico that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico Fannie Mae	$12,907,717	36.85%
Puerto Rico Freddie Mac	2,854,541	8.15%

As of June 30, 2022, the fund had $79,415 on deposit with JP Morgan, which represents approximately 0.23% of the net assets of the Fund.

Annual Report | June 30, 2022	29

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$1,314,066
Reclassification of realized gain (loss) on securities’ paydowns	103
Distributable net investment income for tax purposes	$1,314,169

Net realized loss on investments	$(437,939)
Reclassification of realized gain (loss) on securities’ paydowns	(103)
Net realized loss on investments, for tax purposes	$(438,042)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investment for tax purposes	$47,817,266
Gross appreciation	1,712,066
Gross depreciation	(582,881)
Net appreciation/(depreciation)	$1,129,185

For the year ended June 30, 2022, the fund distributed $1,233,417 to shareholders. The undistributed net investment income and accumulated net realized gain on investments (for tax purposes) at June 30, 2022 were as follows:

Undistributed net investment income, beginning of the period	$3,024,521
Distributable net investment income for the period	1,314,169
Dividends	(1,233,417)
Undistributed net investment income, end of the period	$3,105,273

Accumulated net realized loss on investments, beginning of the period	$(153,868,598)
Net realized loss on investments for the period	(438,042)
Accumulated net realized loss on investments, end of the period	$(154,306,640)

30	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 10. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

Annual Report | June 30, 2022	31

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the coronavirus (COVID-19) pandemic continues to significantly disrupt the global economy and global supply chains, while also creating significant volatility in financial markets, labor markets and commercial activity generally. In response to the pandemic governments across the world, including the government of Puerto Rico implemented significant restrictions to businesses and other safety and health requirements. Although most of these restrictive measures have been lifted, certain restrictive measures remain in place and additional restrictive measures may be implemented in response to future outbreaks relating to new strains of the virus which do not respond to vaccination. In addition, the ongoing conflict between Ukraine and Russia has caused political and economic instability which will continue to affect global market. The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic and ongoing conflicts on the U.S., Puerto Rico, or world economies.

32	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 11. DEBT RESTRUCTURING

On November 3, 2021, the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”) filed the Eighth Amended Tile III Joint Plan of Adjustment for the Commonwealth of Puerto Rico (the “Commonwealth”), the Commonwealth’s Employees Retirement System and the Commonwealth’s Public Buildings Authority (the “Plan of Adjustment”). On March 15, 2022, the Plan of Adjustment became effective. Pursuant to the Plan of Adjustment, holders of the Commonwealth’s general obligation bonds, including the Fund, received a combination of cash, new general obligation bonds, and a new security designated as a “contingent value instrument” that becomes payable based on the outperformance of actual sales tax revenues over projected sales tax revenues. The Fund’s pro rata share of the recovery consisted of $2,681,498 in cash, $2,981,217 in new general obligation bonds and contingent value instrument with a nominal amount of $748,371 for a total loss of $605,200.

NOTE 12. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 13. SUBSEQUENT EVENTS

On July 27, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.01 and $0.00958 per class A common share and class C common share, respectively, which was paid on August 15, 2022 to common shareholders of record as of July 26, 2022.

On August 29, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.01 and $0.00958 per class A common share and class C common share, respectively, which will be paid on September 15, 2022 to common shareholders of record as of August 26, 2022.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2022 through September 2, 2022, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Annual Report | June 30, 2022	33

Popular Income Plus Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Popular Income Plus Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Popular Income Plus Fund, Inc. (the "Fund") as of June 30, 2022, the related statements of operations and cash flows for the year ended June 30, 2022, the statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the two years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Juan, Puerto Rico

September 2, 2022

We have served as the auditor of one or more investment companies in Popular Family of Funds since 2001, which includes periods before the Company became subject to SEC reporting requirements.

34	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Other Information

June 30, 2022 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders of the Fund was held on October 27, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting were as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2022 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	9,898,301	115,781
Jorge I. Vallejo	9,912,792	101,290
Carlos A. Pérez	9,912,792	101,290
Enrique Vila del Corral	9,898,301	115,781

2.	Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2022.

For	Against	Abstain
9,995,823	-	18,259

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Annual Report | June 30, 2022	35

Popular Income Plus Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-754-4488.

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
INTERESTED DIRECTORS
Juan O. Guerrero Preston(1)(2)*** Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1959)	Chairman of the Board and President (since 2012)	Director since 2007	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc.; and Director of SER de Puerto Rico since December 2010.	3 funds	None
INDEPENDENT DIRECTORS
Enrique Vila del Corral**** Professional Offices Park 996 San Roberto Street, Suite 102, San Juan, PR 00926 (1945)	Director	Director since 2007	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Residents Family of Funds; Director of V. Suarez Group of Companies.	3 funds	None
Jorge Vallejo**** Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director	Director since 2007

Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.

				3 funds	None

36	(787) 754-4488 | www.popular.com

Popular Income Plus Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos Pérez*** Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director	Director since 2007

President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.

				3 funds	None
OFFICERS
Manuel Rodriguez- Boissen, Esq.(2) (1977)	Secretary	Since 2018	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.	N/A	None

Annual Report | June 30, 2022	37

Popular Income Plus Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
José González- Pagán(1)(3) (1978)	Treasurer	Since 2018	Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.	N/A	None

(1)	Affiliated person of the Adviser.

(2)	Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.
(3)	Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

***	The Affiliated Funds consist of Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”). The Popular Family of Funds is managed by Popular Asset Management LLC.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

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Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

 June 30, 2022 (Unaudited)

The Board of Directors (the “Board”) of Popular Income Plus Fund, Inc. (the “Fund”) met on May 19, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third- party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Annual Report | June 30, 2022	39

Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2022 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended March 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

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Popular Income Plus Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2022 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Annual Report | June 30, 2022	41

Popular Income Plus Fund, Inc.	Statement Regarding Liquidity Risk Management Program

June 30, 2022 (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on November 4, 2021, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended September 30, 2021, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

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INVESTMENT ADVISER

Popular Asset Management LLC
209 Muñoz Rivera Avenue
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc.
1290 Broadway Suite 1100
Denver, CO 80203

CUSTODIAN

JPMorgan Chase
1111 Polaris Parkway
Columbus, OH 43240

LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Suite 1901
San Juan, Puerto Rico 00918

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

DIRECTORS AND OFFICERS

Juan O. Guerrero
Chairman of the Board and President

Jorge I. Vallejo
Director

Carlos A. Pérez
Director

Enrique Vila del Corral
Director

José González
Treasurer

Manuel Rodríguez-Boissén
Secretary

Remember that shares of the Fund:

- *Are not bank deposits and are not insured by the FDIC or any other governmental agency.*
- *Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.*
- *Are subject to investment risks, including possible loss of the principal amount invested.*

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions. During the period covered by this report, there were not any amendments, waivers or implicit waivers to a provision of the code of ethics. The registrant’s code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Enrique Vila del Corral is an audit committee financial expert and is independent.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $76,376 and $45,254.57, respectively.

(b) Audit-Related Fees. The aggregate audit-related fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $0.00 and $5,608.68, respectively. Audit-Related Fees include assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements not included in Audit Fees, including agreed-upon procedure reports and attestation reports. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $8,767 and $9,768.00, respectively. Tax Fees include the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. The aggregate fees to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $43,167 and $0.00, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no fees for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for the Pre-Approval of Audit and Permitted Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; and (ii) non-audit services to the registrant’s investment adviser and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund. The Policy requires specific pre-approval by the Audit Committee if any such service it is to be provided by the independent accountants.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser (“Adviser Affiliates”) that provides ongoing services to the registrant for the fiscal year ended June 30, 2022 and June 30, 2021 were $1,616,985 and $809,599.68, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to these procedures.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting described below.

Material Weakness in Internal Control over Financial Reporting

We identified a material weakness in the design and operation of controls to address the accuracy of amounts presented in the statement of cash flows in accordance with U.S. GAAP. Specifically, controls were not effectively designed or maintained to verify that the underlying data used to prepare the statement of cash flows was accurate. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

This material weakness required material adjustments to the statement of cash flows operating and financing activities, which resulted in the restatement of the Registrant’s financial statements as of and for the period ended December 31, 2021. Additionally, this material weakness could result in further misstatements of the cash flows presented in the statement of cash flows that could result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management is implementing enhancements to the Registrant’s controls to remediate the material weakness described above. Management will enhance the controls over the review of the annual and semi-annual financial statements prepared by the Fund administrator.  The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b)	Changes in Internal Controls.

Other than the steps taken to enhance the controls noted above subsequent to December 31, 2021, there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not Applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular Income Plus Fund, Inc.

By:	/s/ Juan O. Guerrero Preston
Principal Executive Officer/President

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular Income Plus Fund, Inc.

By:	/s/ Jose González
Principal Financial Officer/Treasurer

Date:	September 7, 2022